SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_______________________

FORM 8-K
_______________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 15, 2010

STRUCTURED ASSET TRUST UNIT REPACKAGINGS (SATURNSSM)
MS STRUCTURED ASSET CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-16443/333-165725	13-4026700
(State or Other Jurisdiction of Incorporation)	(Commission File Numbers)	(IRS Employer Identification No.)

1585 Broadway, Second Floor New York, New York Attention: In-Young Chase	10036
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 212-761-2457

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits

The exhibits included herein are intended to amend the Registration Statement as filed on Form S-3 on March 26, 2010 (No. 333-165725).
Exhibit Number		Description
4.1	—	Standard Terms for Trust Agreements
25.1	—	Statement of Eligibility of Trustee

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: July 27, 2010

MS STRUCTURED ASSET CORP.
(Registrant)

By:   /s/In-Young Chase
Name:  In-Young Chase
Title:    Vice President

EXHIBIT INDEX

Exhibit 4.1                      Standard Terms for Trust Agreements, dated July 15, 2010

Exhibit 25.1                    Statement of Eligibility of Trustee dated July 20, 2010